PRESS RELEASE - FOR IMMEDIATE RELEASE

                   OMEGA ANNOUNCES 2003 FINANCIAL RESULTS AND
                  FFO OF $0.20 PER SHARE FOR THE FOURTH QUARTER


TIMONIUM, MARYLAND - JANUARY 29, 2004 - Omega Healthcare Investors, Inc. (NYSE:OHI) today announced its results of operations for the quarter and fiscal year ended December 31, 2003. The Company also reported Funds From Operations ("FFO") on a diluted basis for the three months ended December 31, 2003 of $11.0 million or $0.20 per common share and $43.9 million or $0.80 per common share, respectively. The $43.9 million of FFO for the year excludes the impact of $8.9 million of non-cash impairment charges in accordance with the guidelines for the calculation and reporting of FFO issued by the National Association of Real Estate Investment Trusts ("NAREIT"). At December 31, 2003, the Company had 55.5 million diluted shares outstanding.

GAAP NET INCOME

     After adjusting for the loss from discontinued operations of ($2.1) million for the three months ended December 31, 2003, the Company reported net income available to common stockholders of $154 thousand or $0.00 per fully diluted common share on revenues of $20.8 million. This compares to a net loss of ($15.7) million or ($0.42) per fully diluted common share for the same period in 2002. A breakout of discontinued operations is included in a schedule attached to this Press Release.

     After adjusting for the loss from discontinued operations of ($0.3) million for the twelve months ended December 31, 2003, the Company reported net income available to common stockholders of $2.9 million or $0.08 per diluted common share on revenues of $86.3 million. This compares to a net loss of ($34.8) million or ($1.00) per diluted common share in 2002.

FOURTH QUARTER AND YEAR END RESULTS

     Revenues, excluding nursing home revenues of owned and operated assets and one-time revenue items, for the three- and twelve-month periods ended December 31, 2003, totaled $20.8 million and $84.1 million, respectively, a decrease of $3.1 million over the same periods in 2002. The decreases were primarily the result of operator restructurings during 2003, slightly offset by contractual lease escalations.

     Expenses for the three and twelve months ended December 31, 2003 were $12.7 million and $63.6 million, respectively, versus $29.6 million and $139.9 million for the same periods in 2002. When excluding nursing home expenses of owned and operated assets, expenses were $12.7 million and $62.1 million, respectively, for the three and twelve months ended December 31, 2003 versus $20.7 million and $76.1 million for the same periods in 2002. The $8.0 million favorable decrease in expenses for the three-month period resulted from a $7.0 million refinancing expense and a $1.0 million provision for impairment, both taken in the fourth quarter of 2002. The $14.0 million favorable annual decrease for 2003 primarily resulted from $4.0 million in reduced interest expense, $0.9 million in reduced general, administrative and legal expenses, as well as the $7.0 million refinancing expense and the $8.8 million provisions for uncollectible notes and accounts receivable recorded in 2002. This favorable annual decrease was partially offset by $8.9 million of impairment provisions taken in the first quarter and third quarter of 2003.

     Nursing home expenses, net of nursing home revenues, for owned and operated assets for the three and twelve months ended December 31, 2003 were $9 thousand and $1.5 million, a decrease of $5.4 million and $18.0 million from the same periods in 2002. The decrease was primarily a result of the decrease in the number of owned and operated facilities from 33 at December 31, 2001, three at December 31, 2002 to one at December 31, 2003.

     For the twelve months ended December 31, 2003, the Company recorded provisions for impairment totaling $8.9 million. The provisions were taken in the first quarter and third quarter of 2003. The provisions reduced the carrying value of two facilities in the process of being closed to their estimated fair value less costs to dispose. The buildings are being actively marketed for sale; however, there can be no assurance if, or when, such sales will be completed or whether such sales will be completed on terms that allow the Company to realize the carrying value of the assets.

     During the three-month period ended December 31, 2003, the Company sold one leased facility, four closed facilities and the remaining facility which was classified as asset held for sale in six separate transactions. The Company realized proceeds of approximately $10.7 million, net of closing costs and other expenses, resulting in a loss of approximately $3.0 million. The Company also sold its investment in Principal Healthcare Finance Trust realizing proceeds of approximately $1.5 million, net of closing costs, resulting in a gain of approximately $0.1 million.

     The Company believes that presentation of the Company's revenues and expenses, excluding nursing home owned and operated assets, provides a useful measure of the operating performance of the Company's core portfolio as a Real Estate Investment Trust ("REIT") in view of the disposition of all but one of the Company's owned and operated assets. For 2003, nursing home revenues, nursing home expenses, operating assets and operating liabilities for the Company's owned and operated properties are shown on a net basis on the face of the Company's consolidated financial statements. For 2002, nursing home revenues, nursing home expenses, operating assets and operating liabilities for the Company's owned and operated properties are shown separately on a gross basis on the face of the Company's consolidated financial statements.

FFO RESULTS

     For the three and twelve months ended December 31, 2003, reportable diluted FFO was $11.0 million or $0.20 per share and $43.9 million or $0.80 per share, respectively, compared to $2.0 million (diluted loss of $0.02 per share) and $8.9 million (diluted loss of $0.05 per share) for the same periods in 2002 due to the factors mentioned above. The $43.9 million of FFO excludes the impact of $8.9 million of non-cash impairment charges in accordance with the guidelines for the calculation and reporting of FFO issued by NAREIT. For further information, see the attached "Funds From Operations" schedule and notes.

PORTFOLIO DEVELOPMENTS

Sun Healthcare Group, Inc. ("Sun"). Effective January 1, 2004, the Company re-leased five skilled nursing facilities ("SNFs") to an existing operator under a new Master Lease, which has a five-year term and has an initial annual lease rate of $0.75 million. Four SNFs formerly leased by Sun, three located in Illinois and one located in Indiana, representing 449 total beds, were part of this transaction. The fifth SNF in the transaction, located in Illinois, representing 128 beds, was the last remaining owned and operated facility in the Company's portfolio.

     Also on December 1, 2003 the Company re-leased one SNF, formerly leased by Sun, located in California and representing 59 beds, to a new operator under a lease, which has a ten-year term and has an initial annual lease rate of $0.12 million.

     As a result of the above-mentioned transitions of the five former Sun facilities, Sun now operates 35 of the Company's facilities, down from 51 facilities one year ago. On January 26, 2004, Sun and the Company jointly announced that they have reached an agreement in principle regarding the 51 properties owned by the Company that were leased to various affiliates of Sun. The agreement in principle has been memorialized in a non-binding term sheet, pursuant to which, among other things, Sun will continue to operate and occupy 23 long-term care facilities, five behavioral properties and two hospital properties. One property in the State of Washington, formerly operated by a Sun affiliate, has already been closed and the lease relating to that property will be terminated. With respect to the remaining 20 facilities, 15 have already been transitioned to new operators and five are in the process of being transferred to new operators. The non-binding term sheet executed by Sun and Omega anticipates execution and delivery of a new Master Lease with the following general terms:

     o    Term: Through December 31, 2013

     o Base Rent: Commencing February 1, 2004, monthly base rent will be $1,560,190, subject to annual increases not to exceed 2.5% per year.

     o Deferred Base Rent: $7,761,000, representing a portion of the Base Rent that has not and will not be paid by Sun under the current leases (the "Deferred Base Rent"), will be deferred and shall bear interest at a floating rate with a floor of 6% per annum. That interest shall accrue but shall not be payable to Omega through January 3, 2008. Interest thereafter accruing shall be paid monthly. Omega is releasing all other claims for Base Rent which otherwise would be due under the current leases.

     o Conversion of Deferred Base Rent: Omega will have the right at any time to convert the Deferred Base Rent into 800,000 shares of Sun's common stock, subject to certain non-dilution provisions and the right of Sun to pay cash in an amount equal to the value of that stock in lieu of issuing stock to Omega. If the value of the common stock exceeds 140% of the Deferred Base Rent, Sun may require Omega to convert the Deferred Base Rent.

Claremont Healthcare Holdings, Inc. ("Claremont"). Effective December 1, 2003, the Company sold one SNF formerly leased by Claremont, located in Illinois and representing 150 beds, for $9.0 million. The Company received net proceeds of approximately $6.0 million in cash and a $3.0 million, five-year, 10.5% secured note for the balance. This transaction results in a non-cash, non-FFO accounting loss of approximately $3.8 million, which was recorded in the fourth quarter of 2003.

     On November 7, 2003, the Company re-leased two SNFs formerly leased by Claremont, located in Ohio and representing 270 beds, to a new operator under a Master Lease, which has a ten-year term and has an initial annual lease rate of $1.2 million.

     Separately, the Company continues its ongoing restructuring discussions with Claremont regarding the five facilities Claremont currently leases from the Company. At the time of this press release, the Company cannot determine the timing or outcome of these discussions. Claremont failed to pay base rent due during the fourth quarter of 2003 in the amount of $1.5 million. During the fourth quarter of 2003, the Company applied security deposits in the amount of $1.0 million to pay Claremont's rent payments and the Company demanded that Claremont restore the $1.5 million security deposit. As of the date of this press release, the Company has no additional security deposits with Claremont. The Company is recognizing revenue from Claremont on a cash-basis as it is received.

ACQUISITION LINE

     Effective December 31, 2003, the Company closed on a four-year, $50 million revolving acquisition line of credit arranged by GE Healthcare Financial Services. The acquisition line of credit will be secured by first liens on potential facilities acquired or assignments of mortgages made on new acquisitions. The interest rate of LIBOR plus 3.75% with a 6% floor on the revolving acquisition line of credit is identical to the Company's existing Credit Facility also arranged by GE Healthcare Financial Services.

DIVIDEND POLICY

     On January 21, 2004, the Company's Board of Directors declared a common stock dividend of $0.17 per share, increasing the quarterly common dividend by $0.02 per share or 13%. The common stock dividend will be paid on February 13, 2004 to common stockholders of record on February 2, 2004. At the date of this press release, the Company had approximately 37.5 million outstanding common shares.

     The  Company's  Board of  Directors  also  declared  its regular  quarterly dividends  for all classes of  preferred  stock,  payable  February  13, 2004 to preferred  stockholders  of record on  February  2, 2004.  Series A and Series B preferred stockholders of record on February 2, 2004 will be paid dividends in the amount of approximately $0.578 and $0.539, per preferred share, respectively, on February 13, 2004. The Company's Series C preferred stockholder will be paid a dividend of $2.72 per Series C preferred share on February 13, 2004. The liquidation preference for the Company's Series A, B and C preferred stock is $25.00, $25.00 and $100.00 per share, respectively. Regular quarterly preferred dividends represent dividends for the period November 1, 2003 through January 31, 2004. Total dividend payments for all classes of preferred stock are approximately $5.2 million.

TAX TREATMENT FOR 2003 DIVIDENDS

     On August 15, 2003 the Company paid dividends to the Preferred A, B and C stockholders in the approximate per share amounts of $6.359, $5.930 and $27.307, respectively, for stockholders of record on August 5, 2003. Also, on November 17, 2003 the Company paid dividends to the Preferred A, B and C stockholders in the approximate per share amounts of $0.578, $0.539 and $2.50, respectively, for stockholders of record on October 31, 2003. The Company has determined that 84.66% of all preferred dividends in 2003 should be treated for tax purposes as a return of capital, with the balance, 15.34%, treated as an ordinary dividend. On November 17, 2003 the Company paid a common dividend in the amount of $0.15 per share to stockholders of record on October 31, 2003. The Company has determined that 100% of the common dividends paid in 2003 should be treated for tax purposes as a return of capital.

CONFERENCE CALL

     The Company will be conducting a conference call on Thursday, January 29, 2004, at 10 a.m. EST to review the Company's 2003 fourth quarter and year end results and current developments. To listen to the conference call via webcast, log on to www.omegahealthcare.com and click the "earnings call" icon on the Company's home page. Webcast replays of the call will be available on the Company's website for two weeks following the call.

                                   * * * * * *

     Omega is a Real Estate Investment Trust investing in and providing financing to the long-term care industry. At December 31, 2003, the Company owned or held mortgages on 211 skilled nursing and assisted living facilities with approximately 21,500 beds located in 28 states and operated by 39 third-party healthcare operating companies.


                        FOR FURTHER INFORMATION, CONTACT
                      Bob Stephenson, CFO at (410) 427-1722
                            ------------------------

This announcement includes forward-looking statements. All forward-looking statements included herein are based on information available to the Company on the date hereof. Such statements only speak as of the date hereof and the Company assumes no obligation to update such forward-looking statements. Actual results may differ materially from those reflected in such forward-looking statements as a result of a variety of factors, including, among other things:
(i) uncertainties relating to the business operations of the operators of the Company's properties, including those relating to reimbursement by third-party payors, regulatory matters and occupancy levels; (ii) uncertainties relating to the restructuring of Sun's remaining obligations and payment of contractual rents, including without limitation the ability of the parties to execute and perform under definitive agreements reflecting the non-binding term sheet, and the potential that definitive agreements, if executed, may differ materially from the non-binding term sheet, (iii), regulatory and other changes in the healthcare sector, including without limitation, changes in Medicare reimbursement; (iv) changes in the financial position of the Company's operators; (v) the ability of operators in bankruptcy to reject unexpired lease obligations, modify the terms of the Company's mortgages, and impede the ability of the Company to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor's obligations;
(vi) the availability and cost of capital; (vii) competition in the financing of healthcare facilities; and (viii) other factors identified in the Company's filings with the Securities and Exchange Commission.

                      OMEGA HEALTHCARE INVESTORS, INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                                                  DECEMBER 31,
                                                                                            2003                2002
                                                                                        --------------------------------
                                     ASSETS
Real estate properties
  Land and buildings at cost....................................................         $ 692,454            $ 669,188
  Less accumulated depreciation.................................................          (134,477)            (117,986)
                                                                                        --------------------------------

    Real estate properties--net.................................................           557,977              551,202
  Mortgage notes receivable--net................................................           119,815              173,914
                                                                                        --------------------------------
                                                                                           677,792              725,116
Other investments--net..........................................................            29,787               36,887
                                                                                        --------------------------------
                                                                                           707,579              762,003
Assets held for sale--net.......................................................                --                2,324
                                                                                        --------------------------------
  Total investments.............................................................           707,579              764,327
Cash and cash equivalents.......................................................             3,094               14,340
Accounts receivable--net........................................................             1,893                2,766
Interest rate cap...............................................................             5,537                7,258
Other assets....................................................................             6,951                5,597
Operating assets for owned properties...........................................                --                9,721
                                                                                        --------------------------------
  Total assets..................................................................         $ 725,054            $ 804,009
                                                                                        ================================
             LIABILITIES AND STOCKHOLDERS EQUITY
Revolving lines of credit.......................................................         $ 177,074            $ 177,000
Unsecured borrowings............................................................           100,000              100,000
Other long--term borrowings.....................................................             3,520               29,462
Accrued expenses and other liabilities..........................................             6,583               13,234
Operating liabilities for owned properties......................................                --                4,612
Operating assets and liabilities for owned properties--net......................             1,642                   --
                                                                                        --------------------------------
  Total liabilities............................................................            288,819              324,308
                                                                                        --------------------------------
Stockholders equity:
  Preferred stock $1.00 par value; authorized--10,000 shares:
    Issued and outstanding--2,300 shares Class A with an
      aggregate liquidation preference of $57,500...............................            57,500               57,500
    Issued and outstanding--2,000 shares Class B with an
      aggregate liquidation preference of $50,000...............................            50,000               50,000
    Issued and outstanding--1,048 shares Class C with an
      aggregate liquidation preference of $104,842..............................           104,842              104,842
  Common stock $.10 par value; authorized--100,000 shares
    Issued and outstanding--37,291 shares in 2003 and 37,141
      shares in 2002............................................................             3,729                3,714
  Additional paid-in capital....................................................           481,467              481,052
  Cumulative net earnings.......................................................           174,275              151,245
  Cumulative dividends paid.....................................................          (431,123)            (365,654)
  Unamortized restricted stock awards...........................................                --                 (116)
  Accumulated other comprehensive loss..........................................            (4,455)              (2,882)
                                                                                        --------------------------------
     Total stockholders equity..................................................           436,235              479,701
                                                                                        --------------------------------
     Total liabilities and stockholders equity..................................         $ 725,054            $ 804,009
                                                                                        ================================

                        OMEGA HEALTHCARE INVESTORS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                 THREE MONTHS ENDED                YEAR ENDED
                                                                                     DECEMBER 31,                  DECEMBER 31,
                                                                                 2003           2002           2003           2002
                                                                                ---------------------         ---------------------
REVENUES
  Rental income.................................................................$ 16,536    $ 16,755          $65,121     $ 61,346
  Mortgage interest income......................................................   3,401       5,056           14,747       20,922
  Other investment income - net.................................................     576       1,075            2,982        5,302
  Nursing home revenues of owned and operated assets............................      --       3,521               --       44,277
  Litigation settlement.........................................................      --          --            2,187           --
  Miscellaneous.................................................................     240         998            1,230        1,757
                                                                                ---------------------         ---------------------
                                                                                  20,753      27,405           86,267      133,604
                                                                                ---------------------         ---------------------
EXPENSES
  Nursing home expenses of owned and operated assets............................      --       8,884               --       63,778
  Nursing home revenues and expenses of owned and operated assets - net.........       9          --            1,466           --
  Depreciation and amortization.................................................   5,234       5,125           20,985       20,538
  Interest......................................................................   5,425       5,613           23,388       27,381
  General and administrative....................................................   1,518       1,220            5,943        6,285
  Legal.........................................................................     421         606            2,301        2,869
  State taxes...................................................................     141         220              614          490
  Refinancing expenses..........................................................      --       7,000               --        7,000
  Provisions for impairment.....................................................      --       1,000            8,894        3,657
  Provisions for uncollectible mortgages, notes and accounts receivable.........      --        (54)               --        8,844
  Adjustment of derivatives to fair value.......................................      --          --               --        (946)
                                                                                ---------------------         ---------------------
                                                                                  12,748      29,614           63,591      139,896
                                                                                ---------------------         ---------------------

Income (loss) before (loss) gain on assets sold.................................   8,005      (2,209)          22,676       (6,292)
(Loss) gain on assets sold - net................................................    (764)        693              665        2,548
                                                                                ---------------------         ---------------------
Income (loss) from continuing operations........................................   7,241      (1,516)          23,341       (3,744)
Loss from discontinued operations...............................................  (2,058)     (9,185)            (311)     (10,902)
                                                                                ---------------------         ---------------------
Net income (loss)...............................................................   5,183     (10,701)          23,030      (14,646)
Preferred stock dividends.......................................................  (5,029)     (5,029)         (20,115)     (20,115)
                                                                                ---------------------         ---------------------
Net income (loss) available to common...........................................$    154    $(15,730)         $ 2,915     $(34,761)
                                                                                =====================         =====================

Income (loss) per common share:
  Basic:
    Income (loss) from continuing operations....................................$   0.06    $  (0.18)         $  0.09     $  (0.69)
                                                                                =====================         =====================
    Net income (loss)...........................................................$     --    $  (0.42)         $  0.08     $  (1.00)
                                                                                =====================         =====================
  Diluted:
    Income (loss) from continuing operations....................................$   0.06    $  (0.18)         $  0.08     $  (0.69)
                                                                                =====================         =====================
    Net income (loss)...........................................................$     --    $  (0.42)         $  0.08     $  (1.00)
                                                                                =====================         =====================

Dividends declared per common share.............................................$   0.15    $     --          $  0.15     $     --
                                                                                =====================         =====================

Weighted-average shares outstanding, basic......................................  37,264      37,140           37,189       34,739
                                                                                =====================         =====================

Weighted-average shares outstanding, diluted....................................  38,699      37,140           38,154       34,739
                                                                                =====================         =====================
Components of other comprehensive income:
  Unrealized gain on Omega Worldwide, Inc.......................................$     --    $     --          $    --     $    969
                                                                                =====================         =====================
  Unrealized gain (loss) on hedging contracts...................................$    362    $ (1,081)         $(1,572)    $ (2,033)
                                                                                =====================         =====================

Total comprehensive income (loss)...............................................$  5,545    $(11,782)         $21,458     $(15,710)
                                                                                =====================         =====================

                        OMEGA HEALTHCARE INVESTORS, INC.
                              FUNDS FROM OPERATIONS
                                    UNAUDITED
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                 THREE MONTHS ENDED                YEAR ENDED
                                                                                     DECEMBER 31,                  DECEMBER 31,
                                                                                 2003           2002           2003           2002
                                                                                ---------------------         ---------------------


NET INCOME (LOSS) AVAILABLE TO COMMON...........................................$    154    $(15,730)         $ 2,915     $(34,761)
  Add back loss (deduct gain) from real estate dispositions.....................   2,927        (693)             149       (2,548)
  Add back impairment charges...................................................      --      10,513            8,894       15,366
                                                                                ---------------------         ---------------------
    Sub-total...................................................................   3,081      (5,910)          11,958      (21,943)
  Elimination of non-cash items included in net income (loss):
    Depreciation................................................................   5,269       5,248           21,264       21,092
    Amortization................................................................      39          46              162          178
    Adjustment of derivatives to fair value.....................................      --          --               --         (946)
                                                                                ---------------------         ---------------------
FUNDS FROM OPERATIONS, BASIC....................................................   8,389        (616)          33,384       (1,619)
Series C Preferred Dividends....................................................   2,621       2,621           10,484       10,484
                                                                                ---------------------         ---------------------
FUNDS FROM OPERATIONS, DILUTED..................................................$ 11,010    $  2,005          $43,868     $  8,865
                                                                                ---------------------         ---------------------
Weighted-average common shares outstanding, basic...............................  37,264      37,140           37,189       34,739
  Assumed conversion of Series C Preferred Stock................................  16,775      16,775           16,775       16,775
  Assumed exercise of stock options.............................................   1,435         726              965        1,062
                                                                                ---------------------         ---------------------
Weighted-average common shares outstanding, diluted.............................  55,474      54,641           54,929       52,576
                                                                                ---------------------         ---------------------

FFO PER SHARE, BASIC............................................................$   0.23    $  (0.02)         $  0.90     $  (0.05)
FFO PER SHARE, DILUTED *........................................................$   0.20    $  (0.02)         $  0.80     $  (0.05)

ADJUSTED FUNDS FROM OPERATIONS:
  Funds from operations, diluted................................................$ 11,010    $  2,005          $43,868     $  8,865
  Deduct legal settlement.......................................................      --          --           (2,187)          --
  Deduct nursing home revenues..................................................    (939)     (3,521)          (4,601)     (44,277)
  Deduct one-time revenue and other adjustments.................................      --      (1,239)              --       (3,037)
  Add back one-time refinancing expense.........................................      --       7,000               --        7,000
  Add back nursing home expenses................................................     948       8,884            6,067       65,746
  Add back provisions for uncollectible mortgages, notes and
    accounts receivable.........................................................      --         (54)              --        8,844
  Add back write-off of deferred financing cost.................................      --          --            2,586           --
                                                                                ---------------------         ---------------------
ADJUSTED FUNDS FROM OPERATIONS..................................................$ 11,019    $ 13,075          $45,733     $ 43,141
                                                                                ---------------------         ---------------------

  * Lower of basic or diluted FFO per share.

     The Company believes that Funds From Operations ("FFO") is an important supplemental measure of the Company's operating performance. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, while real estate values instead have historically risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue. The
Company calculates and reports FFO in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts ("NAREIT"). The Company defines FFO as net income available to common stockholders, adjusted for the effects of asset dispositions and impairments and certain non-cash items, primarily depreciation and amortization. NAREIT's implementation guidance provides that impairment write-downs associated with previously depreciable operators' property should be added back to GAAP net income to calculate FFO. FFO herein is not necessarily comparable to FFO of other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from the Company. Diluted FFO is adjusted for the assumed conversion of Series C preferred stock and the exercise of in-the-money stock options.

     Adjusted FFO is calculated as diluted FFO less revenues and expenses related to nursing home operations and one-time revenue or expense items. The Company believes that adjusted FFO provides an enhanced measure of the operating performance of the Company's core portfolio as a REIT in view of the disposition of all but one of the Company's owned and operated assets.

     Neither FFO nor adjusted FFO represents cash generated from operating activities in accordance with GAAP, and therefore, should not be considered alternatives to net income as indications of operating performance or to net cash flow from operating activities, as determined by GAAP, as a measure of liquidity, and such measures are not necessarily indicative of cash available to fund cash needs or dividends. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and adjusted FFO should be examined in conjunction with net income as presented elsewhere in this press release.

     In October 2003, NAREIT informed its member companies that the Securities and Exchange Commission ("SEC") has taken the position that asset impairment charges should not be excluded in calculating FFO. The SEC's interpretation is that recurring impairments on real property are not an appropriate adjustment. If the Company adopted the SEC's interpretation of FFO and did not adjust for asset impairment charges, the Company's basic FFO, diluted FFO and FFO per diluted share for historical periods would be different than the amounts reported in this release and in previous disclosures. According to NAREIT, there is inconsistency among NAREIT member companies as to the adoption of the SEC's interpretation of FFO. Therefore, a comparison of the Company's FFO results to another company's FFO results may not be meaningful.

     The following table presents the Company's FFO results reflecting the impact of asset impairment charges (the SEC's interpretation) for the quarters and years ended December 31, 2003 and 2002:

                                                                                 THREE MONTHS ENDED                YEAR ENDED
                                                                                     DECEMBER 31,                  DECEMBER 31,
                                                                                 2003           2002           2003           2002
                                                                                ---------------------         ---------------------
FUNDS FROM OPERATIONS, BASIC....................................................$..8,389    $   (616)         $33,384     $ (1,619)
Impairment charges..............................................................      --     (10,513)          (8,894)     (15,366)
                                                                                ---------------------         ---------------------
FUNDS FROM OPERATIONS, BASIC INCLUDING IMPAIRMENT CHARGES.......................   8,389     (11,129)          24,490      (16,985)
Series C Preferred Dividends....................................................   2,621       2,621           10,484       10,484
                                                                                ---------------------         ---------------------
FUNDS FROM OPERATIONS, DILUTED INCLUDING IMPAIRMENT CHARGES.....................$ 11,010    $ (8,508)         $34,974     $ (6,501)
                                                                                =====================         =====================

Weighted-average common shares outstanding, basic...............................  37,264      37,140           37,189       34,739
  Assumed conversion of Series C Preferred Stock................................  16,775      16,775           16,775       16,775
  Assumed exercise of stock options.............................................   1,435         726              965        1,062
                                                                                ---------------------         ---------------------
Weighted-average common shares outstanding, diluted.............................  55,474      54,641           54,929       52,576
                                                                                 =====================         =====================

FFO PER SHARE, BASIC INCLUDING IMPAIRMENT CHARGES...............................$   0.23    $  (0.30)         $  0.66     $  (0.49)
                                                                                =====================         =====================
FFO PER SHARE, DILUTED INCLUDING IMPAIRMENT CHARGES *...........................$   0.20    $  (0.30)         $  0.64     $  (0.49)
                                                                                =====================         =====================

ADJUSTED FUNDS FROM OPERATIONS INCLUDING IMPAIRMENT CHARGES:
  Funds from operations, diluted including impairment charges...................$ 11,010    $ (8,508)         $34,974     $ (6,501)
  Deduct legal settlement.......................................................      --          --           (2,187)          --
  Deduct nursing home revenues..................................................    (939)     (3,521)          (4,601)     (44,277)
  Deduct one-time revenue and other adjustments.................................      --      (1,239)              --       (3,037)
  Add back one-time refinancing expense.........................................      --       7,000               --        7,000
  Add back nursing home expenses................................................     948       8,884            6,067       65,746
  Add back provisions for uncollectible mortgages, notes and
    accounts receivable.........................................................      --         (54)              --        8,844
  Add back write-off of deferred financing......................................      --          --            2,586           --
                                                                                ---------------------         ---------------------
ADJUSTED FUNDS FROM OPERATIONS INCLUDING IMPAIRMENT CHARGES.....................$ 11,019    $  2,562          $36,839     $ 27,775
                                                                                =====================         =====================

  * Lower of basic or diluted FFO per share.

     Nursing  home   revenues  and  nursing  home   expenses  in  the  Company's
consolidated financial statements which relate to the Company's owned and operated assets are as follows:

                                       THREE MONTHS ENDED         YEAR ENDED
                                          DECEMBER 31,            DECEMBER 31,
                                       ------------------     ------------------
                                        2003       2002        2003       2002
                                       ------------------     ------------------
                                         (IN THOUSANDS)         (IN THOUSANDS)
NURSING HOME REVENUES (1)
  Medicaid............................. $  551    $ 2,048      $ 2,624  $26,947
  Medicare.............................    101        645          747    9,307
  Private & other......................    287        828        1,230    8,023
                                       ------------------     ------------------
    Total nursing home revenues (2)....    939      3,521        4,601   44,277
                                       ------------------     ------------------

NURSING HOME EXPENSES
  Patient care expenses................    546      2,223        2,566   31,219
  Administration.......................    293      1,250        2,245   13,463
  Property & related...................     61        316          389    3,861
  Leasehold buyout expense.............     --      2,672          582    4,342
  Management fees......................     48        173          257    2,465
  Rent.................................     --        579           28    2,536
  Provision for uncollectible accounts.     --      1,671           --    5,892
                                       ------------------     ------------------
    Total nursing home expenses (2)....    948      8,884        6,067   63,778
                                       ------------------     ------------------
Nursing home revenues and expenses of
  owned and operated assets - net (2).. $   (9)   $    --     $(1,466) $    --
                                       ==================     ==================

     (1) Nursing home revenues from these owned and operated assets are recognized as services are provided.

     (2) Nursing home revenues and expenses of owned and operated assets for the three and twelve months ended December 31, 2003 are shown on a net basis on the face of the Company's Consolidated Statements of Operations and are shown on a gross basis for the three and twelve months ended December 31, 2002.

     The table below reconciles reported revenues and expenses to revenues and expenses excluding nursing home revenues and expenses of owned and operated assets. Nursing home revenues and expenses of owned and operated assets for the three and twelve months ended December 31, 2003 are shown on a net basis on the face of the Company's Consolidated Statements of Operations and are shown on a gross basis for the three and twelve months ended December 31, 2002. Since nursing home revenues are not included in reported revenues for the three and twelve months ended December 31, 2003, no adjustment is necessary to exclude nursing home revenues.

                                       THREE MONTHS ENDED         YEAR ENDED
                                          DECEMBER 31,            DECEMBER 31,
                                       ------------------    -------------------
                                        2003       2002        2003       2002
                                       ------------------    -------------------
                                         (IN THOUSANDS)         (IN THOUSANDS)

Total revenues......................... $20,753   $27,405     $86,267  $133,604
Nursing home revenues of owned
  and operated assets..................      --     3,521          --    44,277
                                       ------------------    -------------------
  REVENUES EXCLUDING NURSING HOME
    REVENUES OF OWNED AND OPERATED
    ASSETS............................. $20,753   $23,884     $86,267  $ 89,327
                                       ==================    ===================

Total expenses......................... $12,748   $29,614     $63,591  $139,896
Nursing home expenses of owned
  and operated assets..................      --     8,884          --    63,778
Nursing home revenues and expenses of
  owned and operated assets - net......       9        --       1,466        --
                                       ------------------    -------------------
  EXPENSES EXCLUDING NURSING HOME
    EXPENSES OF OWNED AND OPERATED
    ASSETS............................. $12,739   $20,730     $62,125  $ 76,118
                                       ==================    ===================

     The assets and liabilities in the Company's financial statements which relate to the Company's owned and operated assets are as follows:

                                                         DECEMBER 31,
                                                     2003            2002
                                                 -----------------------------
                                                        (IN THOUSANDS)
                           ASSETS
Cash .........................................    $   624         $   838
Accounts receivable - net.....................      1,412           7,491
Other current assets..........................        253           1,207
                                                 -----------------------------
   Total current assets (1)...................      2,289           9,536
                                                 -----------------------------
Investment in leasehold - net (1).............         --             185
Land and buildings............................      5,295           5,571
Less accumulated depreciation.................       (681)           (675)
                                                 -----------------------------
Land and buildings - net......................      4,614           4,896
                                                 -----------------------------
Assets held for sale - net....................         --           2,324
                                                 -----------------------------
    Total assets..............................    $ 6,903         $16,941
                                                 =============================
                          LIABILITIES
Accounts payable..............................    $    98         $   389
Other current liabilities.....................      3,833           4,223
                                                 -----------------------------
   Total current liabilities..................      3,931           4,612
                                                 -----------------------------
    Total liabilities (1).....................    $ 3,931           4,612
                                                 =============================
Operating assets and liabilities for
  owned properties - net (1)..................    $(1,642)        $    --
                                                 =============================

     (1) Operating assets and liabilities for owned properties as of December 31, 2003 are shown on a net basis on the face of our Consolidated Balance Sheet and are shown on a gross basis as of December 31, 2002.

     The following table summarizes the results of operations of the sold and held for sale facilities during the three and twelve months ended December 31, 2003 and 2002, respectively.


                                       THREE MONTHS ENDED         YEAR ENDED
                                          DECEMBER 31,            DECEMBER 31,
                                       -------------------    ------------------
                                        2003       2002        2003       2002
                                       -------------------    ------------------
                                         (IN THOUSANDS)         (IN THOUSANDS)
REVENUES
   Rental income....................... $   179   $   496      $ 944  $  3,474
   Mortgage interest income............      --        --         --        33
                                       -------------------    ------------------
                                            179       496        944     3,507
                                       -------------------    ------------------
EXPENSES
   Operating...........................      --        --         --    (1,968)
   Depreciation and amortization.......     (74)     (169)      (441)     (732)
   Provision for impairment............      --    (9,512)        --   (11,709)
                                       -------------------    ------------------
                                            (74)   (9,681)      (441)  (14,409)
                                       -------------------    ------------------

Income (loss) before loss on sale of
  assets..............................      105    (9,185)       503   (10,902)
Loss on assets sold - net..............  (2,163)       --       (814)       --
                                       -------------------    ------------------
LOSS FROM DISCONTINUED OPERATIONS...... $(2,058)  $(9,185)     $(311) $(10,902)
                                       ===================    ==================

     The  table  below   summarizes  the  Company's  number  of  properties  and
investment by category for the quarter ended December 31, 2003:

                                                                                                                 ASSETS
                                                                                                     TOTAL        HELD
                                           PURCHASE /    MORTGAGES      OWNED &      Closed        Healthcare     FOR
          FACILITY COUNT                   LEASEBACK     RECEIVABLE    OPERATED     FACILITIES     FACILITIES     SALE       TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Balance at September 30, 2003..........        155           51              1           9            216            1         217
Properties closed......................         (1)           -              -           1              -            -           -
Properties sold/mortgages paid.........         (1)           -              -          (4)            (5)          (1)         (6)
Transition leasehold interest..........          -            -              -           -              -            -           -
Properties leased/mortgages placed.....          -            -              -           -              -            -           -
Properties transferred to
  purchase/leaseback...................          -            -              -           -              -            -           -
------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2003...........        153           51              1           6            211            -         211
====================================================================================================================================

         INVESTMENT ($000'S)
---------------------------------------
Balance at September 30, 2003..........   $698,362     $120,314       $  5,295     $  6,168       $830,139     $  2,091    $832,230
Properties transferred to assets
  held for sale........................          -            -              -            -              -            -           -
Properties closed......................     (1,297)           -              -        1,297              -            -           -
Properties sold/mortgages paid.........    (14,700)           -              -       (2,868)       (17,568)      (2,091)    (19,659)
Transition leasehold interest..........          -            -              -            -              -            -           -
Properties leased/mortgages placed.....          -            -              -            -              -            -           -
Properties transferred to
  purchase/leaseback...................          -            -              -            -              -            -           -
Impairment on properties...............          -            -              -            -              -            -           -
Capex and other........................        197         (499)             -            -           (302)           -        (302)
------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2003...........   $682,562     $119,815       $  5,295     $  4,597       $812,269     $      -    $812,269
====================================================================================================================================